Exhibit 10.1

AMENDMENT NO. 4 TO SECOND AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT

Amendment No. 4, dated as of January 5, 2005, by and among Congress Financial Corporation, in its capacity as agent (in such capacity, “Agent”) acting for and on behalf of Lenders (as hereinafter defined), Atlantic Express Transportation Corp. a New York corporation (“AETC”), Amboy Bus Co., Inc., a New York corporation (“Amboy”), Atlantic Express Coachways, Inc., a New Jersey corporation (“Coachways”), Atlantic Express of L.A., Inc. a California corporation (“AELA”), Atlantic Express of Missouri Inc,. a Missouri corporation (“AE Missouri”), Atlantic Express of New Jersey, Inc., a New Jersey corporation (“AENJ”), Atlantic Express of Pennsylvania, Inc., a Delaware corporation (“AEP”), Atlantic-Hudson, Inc. a New York corporation (“AH”), Atlantic Paratrans, Inc. a New York corporation (“AP”), Atlantic Paratrans of NYC, Inc. a New York corporation (“APNY”), Atlantic Queens Bus Corp. a New York corporation (“AQ”), Block 7932, Inc. a New York corporation (“Block”), Brookfield Transit Inc., a New York corporation (“Brookfield”), Courtesy Bus Co., Inc., a New York corporation (“Courtesy”), G.V.D. Leasing Co., Inc. a New York corporation (“GVD”), 180 Jamaica Corp. a New York corporation (“Jamaica”), Merit Transportation Corp. a New York corporation (“Merit”), Metro Affiliates, Inc., a New York corporation (“Metro”), Metropolitan Escort Service, Inc. a New York corporation (“Escort”), Midway Leasing Inc. a New York corporation (“Midway”), Staten Island Bus, Inc. a New York corporation (“SI-Bus”), Temporary Transit Service, Inc. a New York corporation (“TTS”), 201 West Sotello Realty, Inc. a California corporation (“Sotello”), Wrightholm Bus Line, Inc. a Vermont corporation (“Wrightholm”), Jersey Business Land Co., Inc., a New Jersey corporation (“JBL”), Atlantic Transit Corp. a New York corporation (“ATC”), Airport Services, Inc. a Massachusetts corporation (“Airport”), Atlantic Express New England, Inc. a Massachusetts corporation (“AE-NE”), Atlantic Express of California, Inc. a California corporation (“AE-CA”), Atlantic Express of Illinois, Inc. an Illinois corporation (“AE-I”), Atlantic Paratrans of Arizona, Inc. an Arizona corporation (“AP-AZ”), Fiore Bus Service, Inc. a Massachusetts corporation (“Fiore”), Groom Transportation, Inc. a Massachusetts corporation (“Groom”), James McCarthy Limo Service, Inc. a Massachusetts corporation (“Limo”), K. Corr, Inc. a New York corporation (“Corr”), McIntire Transportation, Inc. a Massachusetts corporation (“McIntire”), Mountain Transit, Inc. a Vermont corporation (“Mountain”), Jersey Business Land Co., Inc. a New Jersey corporation (JBL”), R. Fiore Bus Service, Inc. a Massachusetts corporation (“FBS”), Raybern Bus Service, Inc. a New York corporation (“RBS”), Raybern Capital Corp. a New York corporation (“RBC”), Raybern Equity Corp. a New York corporation (“REC”), Robert L. McCarthy & Son, Inc. a Massachusetts corporation (“McCarthy”), T-NT Bus Service, Inc., a New York corporation (“TNT”), Transcomm, Inc., a Massachusetts corporation (“Transcomm”) and Winsale, Inc., a New Jersey corporation (“Winsale”, and together with AETC, Coachways, Amboy, AELA, AE Missouri, AENJ, AEP, AP, APNY, AQ, Block, Brookfield, Courtesy, GVD, Jamaica, Merit, Metro, Escort, Midway, SI-Bus, TTS, Sotello, Wrightholm, ATC, Airport, AE-NE, AE-CA, AE-I, AP-AZ, Fiore, Groom, Limo, Corr, McIntire, Mountain, JBL, FBS, RBS, RBC, REC, McCarthy, TNT, and Transcomm, each individually a “Borrower” and collectively, “Borrowers”), and Central New York Reorganization Corp. (f/k/a Central New York Coach Sales & Service, Inc.), a New York corporation (“Central”), Jersey Bus Sales, Inc., a New Jersey corporation (“Jersey”

and together with Central, each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Second Amended and Restated Loan and Security Agreement, dated as of April 22, 2004, by and among Agent, Borrowers, Guarantors and the financial institutions from time to time parties thereto as lenders (“Lenders”), whether by execution thereof or of an Assignment and Acceptance, as amended by Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, dated as of June 14, 2004, by and among Borrowers, Guarantors, Agent and Lenders, as amended by Amendment No. 2 to Second Amended and Restated Loan and Security Agreement, dated as of September 15, 2004, by and among Borrowers, Guarantors, Agent and Lenders, as amended by Amendment No. 3 to Second Amended and Restated Loan and Security Agreement, dated as of October 14, 2004, by and among Borrowers, Guarantors, Agent and Lenders (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the “Financing Agreements”).  All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein;

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement and Agent and Lenders are willing to agree to such requests, subject to the terms and conditions contained herein; and

WHEREAS, by this Amendment No. 4, Agent, Lenders, Borrowers and Guarantors wish and intend to evidence such amendments.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.                                       Additional Definitions.  As used herein, the following terms shall have the respective meanings given to them below:

(a)                                  “Amendment No. 4” shall mean this Amendment No. 4 to Second Amended and Restated Loan and Security Agreement, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

2.                                       Interpretation.  For purposes of this Amendment No. 4, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

3.                                       Administrative Expense Reserve.

Section 1.5 of the Loan Agreement is deleted and the following is substituted in place thereof:

“1.5  ‘Administrative Expense Reserve’ shall mean a Reserve in the amount of $1,500,000, which shall be in effect at all times except during such periods of time when the Special Reserve is in effect.”.

4.                                       Conditions Precedent.  The effectiveness of Amendment No. 4 is further conditioned upon the satisfaction of the following conditions precedent in a manner satisfactory to Agent and Lenders:

(a)                                  Agent shall have received an original of this Amendment No. 4 duly authorized, executed and delivered by the parties hereto.

5.                                       Additional Representations, Warranties and Covenants.   Borrowers represent, warrants and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Agent to Borrowers:

(i)                                     This Amendment No. 4 has been duly executed and delivered by Borrowers and is in full force and effect as of the date hereof and the agreements and obligations of Borrowers contained herein constitute legal, valid and binding obligations of such Borrowers enforceable against such Borrowers in accordance with their respective terms.

6.                                       Miscellaneous.

(a)                                  Entire Agreement; Ratification and Confirmation of the Financing Agreements.  This Amendment No. 4 contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous term sheets, proposals, discussions, negotiations, correspondence, commitments and communications between or among the parties concerning the subject matter hereof.  This Amendment No. 4 may not be modified or any provision waived, except in writing signed by the party against whom such modification or waiver is sought to be enforced.  Except for those provisions specifically modified or waived pursuant hereto, the Financing Agreements are hereby ratified, restated and confirmed by the parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Amendment No. 4 and the Financing Agreements, the terms of this Amendment No. 4 shall control.

7.                                       Governing Law.  This Amendment No. 4 and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

8.                                       Binding Effect.  This Amendment No. 4 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9.                                       Counterparts.  This Amendment No. 4 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment No. 4 it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

10.                                 Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 4.

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IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused these presents to be duly executed as of the day and year first above written.

BORROWERS

Atlantic Express Transportation Corp.
Amboy Bus Co., Inc.
Atlantic Express Coachways, Inc.
Atlantic Express of L.A. Inc.
Atlantic Express of Missouri Inc.
Atlantic Express of New Jersey, Inc.
Atlantic Express of Pennsylvania, Inc.
Atlantic-Hudson, Inc.
Atlantic Paratrans, Inc.
Atlantic Paratrans of NYC, Inc.
Atlantic Queens Bus Corp.
Block 7932, Inc.
Brookfield Transit Inc.
Courtesy Bus Co., Inc.
Jersey Business Land Co., Inc.
G.V.D. Leasing Co., Inc.
180 Jamaica Corp.
Merit Transportation Corp.
Metro Affiliates, Inc.
Metropolitan Escort Service, Inc.
Midway Leasing Inc.
Staten Island Bus, Inc.
Temporary Transit Service, Inc.
201 West Sotello Realty, Inc.
Wrightholm Bus Line, Inc.
Atlantic Transit Corp.
Airport Services, Inc.
Atlantic Express New England, Inc.
Atlantic Express of California, Inc.
Atlantic Express of Illinois, Inc.
Atlantic Paratrans of Arizona, Inc.
Fiore Bus Service, Inc.
Groom Transportation, Inc.
James McCarty Limo Service, Inc.
K. Corr, Inc.
McIntire Transportation, Inc.
Mountain Transit, Inc.
R. Fiore Bus Service, Inc.
Raybern Bus Service, Inc.

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Raybern Capital Corp.
Raybern Equity Corp.
Robert L. McCarthy & Son, Inc.
T-NT Bus Service, Inc.
Transcomm, Inc.
Winsale, Inc.

		By:	/s/ Neil Abitabilo

		Title:	Chief Financial Officer

GUARANTORS

JERSEY BUS SALES, INC.

By:	/s/ Neil Abitabilo

Title:	Chief Financial Officer

CENTRAL NEW YORK REORGANIZATION CORP.

By:	/s/ Neil Abitabilo

Title:	Chief Financial Officer

AGENT

CONGRESS FINANCIAL CORPORATION

By:	/s/ Herb Korn

Title:	Vice President

LENDER

CONGRESS FINANCIAL CORPORATION

By:	/s/ Herb Korn

Title:	Vice President